UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska                 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 3/31

Date of reporting period:    3/31/2014

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2014

1-866-209-1964

www.tebergfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear fellow shareholder,

The Teberg Fund produced what we consider a solid return of 7.03% during the period from April 1, 2013 through March 31, 2014 which is covered in this report.    When recapping this period, what seems most significant is that it includes more than one market milestone that appear to have gone mostly unnoticed.    To explain why this is so surprising, we have to go back nearly 15 years to a day many of us may still remember.

The Dow makes history . . .

That day was March 29, 1999 when the Dow broke 10,000 for the first time.  This new high marked what was then the longest-running bull market in history at a time when the economy was robust and investors were star struck by the tech boom.   Chances are some of you remember this milestone because it was very big news, worthy of a banner headline in the Wall Street Journal and lots of talk on the street.

Zoom ahead to April 10, 2013 as we began this reporting period and see if you remember that day.  The Dow hit a new intraday record high of 14,800, made even more remarkable because it was more than double the March 2009 recession low of 6,709.  Does this seem like an event to celebrate? In Minnesota speak – you betcha, but the reaction was far more subdued.   For the most part, this new market high didn’t open the network news broadcasts that evening or even make dinner table conversation.

While there was volatility during the period and occasional market downturns, the above scenario was repeated several times with new highs greeted by relatively lukewarm reactions.  The Dow closed in record territory at 16,458 on the very last day of the period (March 31, 2014) with very little fanfare.

Why weren’t we all celebrating? . . .

As you may know from reading past reports like these, I’ve never pretended to understand exactly what drives the markets.  However, if my conversations with many of you are an indicator of how investors viewed this historic bull market, I have some theories.

One theory is that investors may not believe this market gain is based on solid economic growth and can be trusted to continue.  Or is the memory of the two historic collapses that have occurred in the 12 years since we started The Teberg Fund still too fresh?  Many were shocked in 2009 to see the market drop below the 10,000 mark achieved 10 years earlier and aren’t convinced it couldn’t happen again.

On the other hand, some investors may believe a perpetual rising market is the new norm. With year after year of continued new highs, maybe they’re no longer as newsworthy as in the past.

Another theory is that not all investors are enjoying the same level of gain that the market has experienced since the recession low.  Are our homes worth significantly more they were in 2009?  Have our incomes increased?  Have our business profits skyrocketed?     Since the answers are likely no, that might explain why the party hasn’t started.

I admit I was more aligned with the first theory that the market couldn’t go up forever as I positioned the Fund’s portfolio during this reporting period.  That in part explains why we didn’t fully participate in the rally that caused the Dow to gain 15.66% and the S&P 500 (our benchmark) to rise 21.66% during the reporting period.

I was skeptical that the economy could continue to support sustained market gain in light of the following three indicators we’ve followed since the recession.

1.

Number one is job growth, which improved over the period but is hardly booming.   The unemployment numbers have continued to decline but this could be due to those who have dropped out of the job market entirely since the recession and are therefore off the radar.  Wages have also continued to lag, meaning household income and consumer spending hasn’t fully recovered.  One particularly troubling statistic is the unemployment and low earning potential recent college graduates are facing.  It’s believed that 2014 marks the sixth consecutive year that graduates face a grim job market, which ultimately translates to fewer new consumers buying cars, homes and other goods that help boost the economy.

2.

Housing numbers are also improving but not to the extent we might expect when interest rates remain near record lows.  Those of us who remember double-digit rates might be surprised that existing and new home sales aren’t growing by leaps and bounds, unless we’ve tried to secure a mortgage lately.  The financial crises may have seemed like a big business problem in 2008, but it hits close to home if you’re navigating the increased regulations that govern borrowing money.

3.

Global economic crises have been another challenge for the market with what seems like a new trouble spot emerging in every reporting period for the past several years.  All eyes were on Ukraine in March as Russia encroached, but the market seemed to bounce back quickly from a short-term negative reaction.  Just as we have become somewhat complacent about the booming market, we also may be more indifferent to the impact of global financial crises and turmoil.

What drove (and detracted from) the Fund’s performance . . .

Given the above reservations about the economy and our generally conservative strategy, we weren’t ready to position the Fund’s portfolio (and in turn our shareholders’ assets) as if the party would never end.

That’s why we were more heavily weighted in fixed income (high yield bond) holdings than in equity funds for much of the period.  In June, we sold the high-yield positions we had owned for more than a year at respectable profits.  This exit was based in part on hints that the Federal Reserve might scale back its quantitative easing program (QE) which might have led to higher interest rates.    Instead, the Fed decided in September not to cut back on QE and announced that short-term interest rates were likely to remain at record lows.  We reentered high yield bonds in September, and all our positions ended the period in the black.  We believe we erred on the side of caution by exiting our high yield positions but realize now that we might have benefitted from being fully invested for the entire 12 months.

Just two weeks into the period, we sold four long-held equity funds at a loss because they had not performed as expected.  In hindsight, we should have held onto them throughout the period as all had increased in value by the end.  For example, we sold our entire position in an equity fund we had owned since 2002 at $25.59 per share.  At the end of the period, the share price had increased to $32.47.   This fund and the others we sold at the same time represented a small percentage of our portfolio but show how cutting back rather than increasing our equity fund holdings held back our performance.

By the end of the period, our domestic equity funds represented just over 3.4% of our portfolio which in great part explains why our return lagged that of our benchmark with its heavy weighting in equities.

The timing of our buys and sells of exchange-traded funds (ETFs) had mixed results.   From a Monday-morning quarterback perspective, we probably should have owned ETFs designed to benefit from a rising market throughout the period.  Instead, at times we owned short positions which we sold at a loss.  Ultimately, we believe our ETFs boosted our bottom line but not as much as possible if we had been fully confident in the market’s strength.

Many thanks . . .

It’s a sign of the times that we’re discussing what hurt our performance even though we gained more than 7% for the period.  Looking back to our first annual report in 2003 following the  bursting of the tech bubble and our 2009 report on the heels of the financial crisis, we’re reminded how gratifying it is to report a gain.

We’re also grateful to mark the beginning of The Teberg Fund’s 13th year of operation.  The world and the way we do business have certainly changed over the years, but we note our appreciation of each shareholder and every dollar invested in the Fund.

Sincerely,

Curtis A. Teberg

Portfolio Manager

Past performance does not guarantee future results.

The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund may be higher than your cost of investing directly in the shares of the mutual funds in which the Fund invests.  By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds.  These risks include, but are not limited to, risks involved with industry and sector emphasis in smaller capitalization companies and lower rated securities.  The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  References to other funds should not be interpreted as an offer of these securities.

Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced and ratings may have been lower.

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  The S&P® 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

3103-NLD-5/19/2014

The Teberg Fund
Portfolio Review
March 31, 2014 (Unaudited)

The Fund's performance figures for the year ended March 31, 2014, compared to its benchmark:
	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since April 1, 2002 (Annualized)*
The Teberg Fund	7.03%	12.08%	4.06%	4.75%
S&P 500® Index	21.86%	21.16%	7.42%	6.30%
Dow Jones Industrial Average	15.66%	19.85%	7.47%	6.58%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's total annual operating expenses are 2.77%, without fee waivers, per the December 13, 2013 Prospectus and will remain in effect through at least July 31, 2016. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.  It has been a widely followed indicator of the stock market since October 1, 1928.

* The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund

EXPENSE EXAMPLES

at March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period.  You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period 10/1/13 – 3/31/14*	Expense Ratio During the Period 10/1/13 – 3/31/14
Actual	$1,000.00	$1,079.70	$9.02	1.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.75	1.74%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
March 31, 2014 (Unaudited)

Fixed Income Funds - 54.6%
Money Market Funds - 1.7%
Common Stock - 3.4%
Equity Funds - 3.4%
Exchange Traded Funds - 37.1%

Percentages represent market value as a percentage of total investments as of March 31, 2014.

The Teberg Fund
Schedule of Investments
at March 31, 2014

Shares		Value
	COMMON STOCK - 3.4%
6	Berkshire Hathaway, Inc. - Class A *	$ 1,124,100
	TOTAL COMMON STOCK (Cost - $714,296)	1,124,100

	EQUITY FUNDS - 3.4%
13,578	Fidelity Low-Priced Stock Fund	685,152
4,591	FPA Capital Fund, Inc.	217,883
4,933	The Parnassus Fund	233,309
	TOTAL EQUITY FUNDS (Cost - $867,370)	1,136,344

	EXCHANGE TRADED FUNDS - 37.1%
5,300	Direxion Daily Financial Bull 3X Shares *	501,274
5,900	Direxion Daily Healthcare Bull 3X Shares	473,003
6,000	Direxion Daily Mid Cap Bull 3X Shares	512,220
6,000	Direxion Daily Semiconductors Bull 3X Shares *	539,460
17,750	Direxion Daily Small Cap Bull 3X Shares	1,386,275
12,300	Direxion Daily Technology Bull 3X Shares *	1,174,158
3,800	Energy Select Sector SPDR Fund	338,428
4,280	iShares U.S. Basic Materials ETF	356,396
8,000	ProShares Short 20+ Year Treasury *	242,960
5,500	ProShares Short MSCI Emerging Markets *	145,475
7,700	ProShares Ultra Nasdaq Biotechnology *	614,922
9,500	ProShares UltraPro Dow30	1,050,225
26,300	ProShares UltraPro QQQ *	1,616,135
15,500	ProShares UltraPro Russell2000 *	1,390,350
15,000	ProShares UltraPro S&P 500	1,498,200
13,900	ProShares UltraShort Euro *	235,327
2,700	ProShares UltraShort Gold *	241,515
	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,886,985)	12,316,323

	FIXED INCOME FUNDS - 54.6%
1,955	Delaware High-Yield Opportunities Fund - Class I	8,622
1,047,540	DWS High Income Fund - Class I	5,290,076
2,482,164	Franklin High Income Fund - Advisor Class	5,336,654
213,785	Guggenheim High Yield Fund - Class I	2,159,231
1,356,748	John Hancock Focused High Yield Fund - Class I	5,304,883
1,855	Pioneer Global High Yield Fund - Class Y	18,436
	TOTAL FIXED INCOME FUNDS (Cost - $17,613,004)	18,117,902

	MONEY MARKET FUNDS - 1.7%
543,475	Invesco STIC Prime Portfolio - Class I, 0.09% +	543,475
	TOTAL MONEY MARKET FUNDS (Cost - $543,475)	543,475

	TOTAL INVESTMENTS (Cost - $32,625,130) - 100.2% (a)	$ 33,238,144
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(56,491)
	NET ASSETS - 100.0%	$ 33,181,653

*	Non-income producing security.
+	Money market fund; interest rate reflects 7-day annualized yield as of March 31, 2014.
	ETF - Exchange Traded Fund
	MSCI - Morgan Stanley Capital International
	SPDR - Standard & Poor's Depositary Receipts
(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,669,143
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 1,303,292
	Unrealized depreciation	(734,291)
	Net unrealized appreciation	$ 569,001

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2014

ASSETS
Investments in securities, at value
(identified cost $32,625,130)	$ 33,238,144
Receivables
Dividends and interest	1,295
Prepaid expenses	7,841
Total assets	33,247,280

LIABILITIES
Payables
Due to Advisor	24,969
Audit fees	18,499
Distribution (12b-1) fees payable	6,590
Transfer agent fees and expenses	6,120
Administration fees	3,261
Fund accounting fees	1,843
Custodian fees	1,257
Chief Compliance Officer fee	25
Accrued other expenses	3,063
Total liabilities	65,627
NET ASSETS	$ 33,181,653

Net asset value, offering and redemption price per share
($33,181,653 / 3,042,012 shares outstanding;
unlimited number of shares (par value $0.01) authorized)	$ 10.91

COMPONENT OF NET ASSETS
Paid-in capital	$ 31,273,095
Undistributed net investment income	38,389
Accumulated net realized gain on investments	1,257,155
Net unrealized appreciation on investments	613,014
NET ASSETS	$ 33,181,653

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2014

INVESTMENT INCOME
Dividends	$ 1,015,679
Interest	2,266
Total Income	1,017,945

Expenses
Advisory fees	468,008
Distribution fees	23,864
Administration fees	39,029
Transfer agent fees	28,793
Fund accounting fees	25,142
Legal Fees	20,519
Audit Fees	18,500
Printing fees	11,028
Chief Compliance Officer fee	9,001
Custody fees	7,837
Registration fees	7,678
Trustee fees	3,989
Insurance	2,973
Interest fees	49
Miscellaneous fees	2,826
Total expenses	669,236
Less: Expense Reimbursement	(104,231)
Net expenses	565,005
Net investment income	452,940

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on security transactions	2,703,130
Capital gain distributions from regulated investment companies	88,318
Net change in unrealized depreciation on investments	(1,077,360)
Net realized and unrealized gain on investments	1,714,088
Net Increase in Net Assets Resulting from Operations	$ 2,167,028

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 452,940	$ 766,838
Net realized gain/(loss) on security transactions	2,703,130	(1,360,764)
Capital gain distributions from regulated investment companies	88,318	69,768
Net change in unrealized appreciation/(depreciation) on investments	(1,077,360)	165,835
Net increase/(decrease) in net assets resulting from operations	2,167,028	(358,323)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(686,274)	(641,706)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	954,399	2,018,649
Net asset value of shares reinvested	686,162	641,611
Payments for shares redeemed	(3,980,837)	(3,694,634)
Net decrease in net assets derived from change in outstanding shares	(2,340,276)	(1,034,374)

Total decrease in net assets	(859,522)	(2,034,403)

NET ASSETS
Beginning of year	34,041,175	36,075,578
End of year	$ 33,181,653	$ 34,041,175

Includes undistributed net investment income of:	$ 38,389	$ 299,959

SHARE ACTIVITY
Shares sold	88,528	197,292
Shares reinvested	63,592	63,463
Shares redeemed	(381,200)	(361,546)
Net decrease in shares	(229,080)	(100,791)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
The Table below sets forth financial data for one share of beneficial interest throughout each period presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March, 31 2014		March, 31 2013		March, 31 2012		March, 31 2011		March, 31 2010
Net asset value, beginning of year	$ 10.41		$ 10.70		$ 10.32		$ 9.94		$ 7.13

Income from investment operations:
Net investment income	0.15	(2)	0.23	(1)	0.15	(1)	0.40	(1)	0.43	(1)

Investment restriction violation	-		0.04	(3)	-		-		-

Net realized and unrealized gain/
(loss) on investments	0.58		(0.37)		0.42		0.32		2.89
Total from investment operations	0.73		(0.10)		0.57		0.72		3.32

Less distributions:
From net investment income	(0.23)		(0.19)		(0.19)		(0.34)		(0.51)
Total distributions	(0.23)		(0.19)		(0.19)		(0.34)		(0.51)

Net asset value, end of year	$ 10.91		$ 10.41		$ 10.70		$ 10.32		$ 9.94

Total return	7.03%		(0.83)%	(3)	5.72%		7.36%		46.59%

Ratios/supplemental data:

Net assets, at end of year (000s)	$ 33,182		$ 34,041		$ 36,076		$ 36,342		$ 36,738

Ratio of expenses to average net assets (4):

Before expense waiver	2.06%		2.30%		2.38%		2.34%		2.33%
After expense waiver	1.75%		2.18%	(5)	2.34%		2.32%		2.32%

Ratio of net investment income to
average net assets (4):

Before expense waiver	1.08%		2.13%		1.38%		3.87%		4.52%
After expense waiver	1.40%		2.25%		1.42%		3.89%		4.53%

Portfolio Turnover Rate	303.65%		277.07%		224.14%		86.88%		142.44%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Includes increase from payments made by the Advisor and net gain realized of 0.39% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been -1.22%. Please refer to Note 7 for further details.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Effective December 30, 2012, the expense cap was contractually reduced from 2.50% to 1.75%.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund began operations on April 1, 2002.  The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A.

Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments in open-end investment companies are valued at net asset value.  Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

B.

Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014, continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.

Security Transactions and Investment Income:  Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D.

Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.  Any such reclassifications will have no effect on net assets, results from operations, or Net Asset Value per share of the Fund.

E.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

F.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

G.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014, continued

H.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

I.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – SECURITIES VALUATION

Valuation Process: This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014, continued

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,124,100	$ -	$ -	$ 1,124,100
Equity Funds	1,136,344	-	-	1,136,344
Exchange Traded Funds	12,316,323	-	-	12,316,323
Fixed Income Funds	18,117,902	-	-	18,117,902
Money Market Funds	543,475	-	-	543,475
Total	$ 33,238,144	$ -	$ -	$ 33,238,144

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Fund’s Schedule of Investments for additional detail.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

First Associated Investment Advisors, Inc. (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014, continued

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets.  Prior to December 13, 2013, the annual rate was 1.50%.  For the year ended March 31, 2014, the Advisor earned advisory fees of $468,008.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed at least until July 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.75% of the Fund’s daily average net assets.  For the year ended March 31, 2014, the Fund reimbursed $104,231.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75 average daily net assets.  If the Fund’s Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2014, the total amount of expense reimbursement subject to recapture amounted to $134,570, of which $30,339 will expire on March 31, 2016 and $104,231 will expire on March 31, 2017.

NOTE 5 – DISTRIBUTION FEES

The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $23,864 in distribution fees were incurred during the year ended March 31, 2014.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.  Prior to December 16, 2013, US Bancorp Fund Services, LLC served as the fund accountant to the Fund.  Prior to January 27, 2014, US Bancorp Fund Services, LLC served as the transfer agent to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

The Teberg Fund

Notes to Financial Statements

at March 31, 2014, continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2014, amounted to $ 77,345,824  and $ 77,210,164, respectively.

NOTE 7 – ADVISOR REIMBURSEMENT FOR LOSS DUE TO VIOLATION OF INVESTMENT RESTRICTIONS

On August 24, 2012, the Fund received reimbursements from the Advisor related to net losses incurred on the disposal of investments that were purchased in violation of the Fund’s investment restrictions during the year ended March 31, 2013. The losses realized from the sales of these investments were $132,954.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions for the years ended were as follows:

As of March 31, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain on investments and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships and grantor trusts, resulted in reclassification for the year ended March 31, 2014 as follows:

NOTE 9 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust III and

Shareholders of

The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Northern Lights Fund Trust III (the “Trust”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2014

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014

In connection with a meeting held on August 22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between First Associated Investment Advisors, Inc. (“FAIA”) and the Trust, with respect to The Teberg Fund (“Teberg”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service.  The Board noted that FAIA was established in 1988 and currently manages approximately $32.5 million in assets, mostly for individuals. The Board reviewed the information provided by Teberg about the advisory firm, and acknowledged that the organization is a relatively small investment firm with a client base that goes back to the firm’s origin with long standing relationships with FAIA.  In reviewing the key investment personnel responsible for servicing Teberg, the Board noted that FAIA’s president and portfolio manager has more than 30 years of experience.  The Board noted that FAIA’s other key investment personnel have experience in trading, marketing, compliance, client service, regulatory filings and financial reporting.  The Board noted FAIA subscribes to multiple third party research and analytical service providers and then performs its own analysis of historical market patterns of various fund sectors and categories in attempting to identify the correct times to enter and exit other mutual fund investments.  The Board recognized that to address risk mitigation, FAIA performs back testing of the third party research providers’ track records and monitors the performance of the funds invested in order to validate FAIA’s theories about market direction and investment decisions.  The Board noted that FAIA has maintained a strong compliance culture and recently contracted an outside compliance firm to assist with updating the compliance manual and will likely continue to use the compliance firm’s services going forward. The Board reviewed FAIA’s best execution practices and is satisfied that the negotiated rates with annual caps are in the best interest of Teberg.  The Board noted there have been no material compliance or litigation issues reported over the past 3 years. The Board recognized as a positive FAIA’s personal relationship with its clients who are also shareholders in Teberg and was satisfied FAIA will provide a level of quality service consistent with the Board’s expectations.

Performance.  The Board noted that Teberg was proposed as a new series of the Trust in connection with a reorganization of an existing fund (the “Existing Teberg Fund”).  The Trustees noted that the Existing Teberg Fund returned 2.73% over the past year, 3.75% over five years, 3.86% over ten years and 4.27% since inception (April 2002). The Board noted that despite the Existing Teberg Fund’s positive performance, it underperformed the peer group average over the one and ten year periods (10.53% and 4.53%, respectively).  However, the Board noted that the

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014, continued

Existing Teberg Fund outperformed the peer group average over the five year and since inception periods (2.00% and 3.55%, respectively).  The Board also noted that the Existing Teberg Fund underperformed the Morningstar category over the one, five and ten year periods which returned 6.88%, 5.17% and 5.64%, respectively; however, it outperformed the Morningstar category since inception (3.50%).  The Board also noted that the Existing Teberg Fund underperformed as compared to its supplemental benchmark, the Dow Jones, over the same periods (18.87%, 8.64%, 7.92% and 5.93%; respectively).  The Board recognized that FAIA explained that the underperformance, particularly in 2011 and part of 2012, was a result of FAIA taking a more defensive position in anticipation of a possible market downturn.  The Board noted that this was based on information FAIA received from many of the research and analytical service providers used, and was confirmed by FAIA’s own independent research.  The Board also noted that funds with this type of strategy often underperform its benchmark in bull markets because such funds are never fully exposed to equities. The Board recognized that any fund can have a period where the strategy does not work as intended or signals indicate it’s time for a neutral or conservative approach. The Board reviewed the Existing Teberg Fund’s 10 year track record which shows FAIA has provided satisfactory results in past years. The Board acknowledged that in 2012, FAIA made adjustments to its approach and early indications appear that the strategy in place for Teberg is back on track for improved performance, but further acknowledged that it could take time to see improved returns.  The Board acknowledged that past results are no guarantee of future results, but concluded that it was satisfied FAIA has the potential to once again deliver positive results for the benefit of Teberg and its future shareholders.

Fees & Expenses.  The Board noted that FAIA proposed a management fee of 1.25%, which is higher than both the peer group average of 0.70% and Morningstar category average of 0.41%.  The Board noted, however, that the proposed management fee is within the range of fees charged by the peer group (0.00% - 1.89%) and other funds in the Morningstar category (0.10% - 1.95%).  The Board noted Teberg’s estimated expense ratio of 2.41% is lower than the average of its peer group, 2.82%, and well within the range of fees charged by the peer group funds (1.81% – 4.84%).  The Board considered that many of the presumed initial shareholders of Teberg are long time clients of FAIA with a long relationship.  The Trustees also considered the labor intensive research required in managing a fund of this nature.  The Board concluded the fees are reasonable.

Economies of Scale.  The Board discussed the anticipated size of Teberg and its prospect for growth.  The Trustees concluded that based on the anticipated size of Teberg meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement.  However, a representative of FAIA agreed that, as Teberg grows and FAIA achieves economies of scale, FAIA would be willing to discuss the implementation of breakpoints.  The Board agreed to monitor and address the issue at the appropriate time.

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014, continued

Profitability.  The Board considered the anticipated profits to be realized by FAIA in connection with the operation of Teberg and whether the amount of profit is a fair entrepreneurial profit for the management of Teberg.  The Board noted that FAIA anticipates earning a modest profit in terms of percentage of revenue and actual dollars, in connection with its relationship with Teberg. The Board was satisfied that FAIA’s anticipated level of profitability from its relationship with Teberg is reasonable.

Conclusion.  Having requested and received such information from FAIA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of The Teberg Fund.

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014, continued

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	26

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Chairman Since May 8, 2014, Indefinite	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	134	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	26	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014, continued

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	134

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	26	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay penalties of $50,000, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

The Teberg Fund

Supplemental Information (Unaudited)

at March 31, 2014, continued

Officers of the Trust
Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite

Staff Attorney, Gemini Fund Services, LLC (March, 2013 to present), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Suite 2, Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

PRIVACY NOTICE Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securites and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISOR

First Associated Investment Advisors, Inc.

5161 Miller Trunk Highway

Duluth, Minnesota 55811

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $12,500

(b)

Audit-Related Fees

2014 – None

(c)

Tax Fees

2014 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/9/2014

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

6/9/2014